Exhibit 99.1

Shareholders Approve Access National Corporation Merger With Middleburg Financial Corporation

Reston, Va. and Middleburg, Va., March 15, 2017 – At separate special meetings today, shareholders of both Access National Corporation ("Access") and Middleburg Financial Corporation ("Middleburg") approved the agreement pursuant to which Access will merge with Middleburg to create a $2.8 billion-asset bank ranked fifth in deposit market-share among Virginia-based banks under $10 billion in assets.

"The overwhelming support and confidence of our shareholders aligns with management's plans to fortify and build shareholder value through the combination," said Michael W. Clarke, President and Chief Executive Officer of Access.  "With this merger, we will enhance our ability to deliver value added services to the high value client base and prospects in our nation's most attractive markets.  The combined company will also benefit from the financial strength and efficiencies of scale while preserving the independence and local ownership valued by our clients and communities."

"The leadership of Middleburg is excited to join our partners at Access National in creating a locally owned and unique financial services company," said John C. Lee, IV, Chairman of Middleburg.  "As we integrate the companies, we look forward to expanding on Middleburg's ninety-two year reputation of service and capabilities geared towards our highly valued clients in a way that embraces and builds on our partner's reputation as high performance banking company."

At the time of this press release, regulatory approval for the merger of Middleburg into Access has been received from the Virginia State Corporation Commission, and regulatory approval for the subsequent merger of Middleburg Bank into Access National Bank has been received from the Office of the Comptroller of the Currency.  The parties expect the mergers to close in early April 2017.  Based on financial information reported as of December 31, 2016, the combined companies would have total assets of $2.8 billion, deposits of $2.1 billion and loans of $1.9 billion. Under the terms of the merger agreement, common shareholders of Middleburg will receive 1.3314 shares of Access common stock for each share of Middleburg common stock.

About Access National Corporation
Access National Corporation is a bank holding company organized under the laws of the Commonwealth of Virginia and headquartered in Reston, Virginia. Access owns all of the stock of its subsidiary bank, Access National Bank, which is an independent commercial bank chartered under federal law as a national banking association. Access National Bank provides credit, deposit, mortgage services and wealth management services to middle market commercial businesses and associated professionals, primarily in the greater Washington, D.C. Metropolitan Area. Access National Bank operates from six banking centers located in Virginia: Chantilly, Tysons, Reston, Leesburg, Manassas and Alexandria, and the mortgage division of Access National Bank operates offices in Virginia, Indiana, Tennessee, Maryland and Georgia. A seventh banking center located in Arlington, Virginia is planned to be opened early in the second quarter of 2017.  The common stock of Access is traded on the NASDAQ Global Market under the symbol "ANCX."

Additional information on Access is available at https://www.accessnationalbank.com.

About Middleburg
Middleburg Financial Corporation is a bank holding company organized under the laws of the Commonwealth of Virginia and headquartered in Middleburg, Virginia. Middleburg owns all of the stock of its subsidiary bank, Middleburg Bank, and of Middleburg Investment Group, Inc. Middleburg Bank is a commercial bank chartered under the laws of the Commonwealth of Virginia and offers a wide range of banking products and services to individuals and businesses primarily located in the Virginia counties of Loudoun, Fairfax, Fauquier and Prince William and the Virginia cities of Richmond and Williamsburg through twelve full service branches and one limited service facility. Middleburg Investment Group, Inc. owns all of the stock of its subsidiary, Middleburg Trust Company, which is a trust company chartered under the laws of the Commonwealth of Virginia and is headquartered in Richmond, Virginia, and offers a wide range of wealth management, fiduciary and trust services to individual, institutional and foundation clients. The common stock of Middleburg is traded on the NASDAQ Capital Market under the symbol "MBRG."

Forward-Looking Statements
The information presented herein contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Access's and Middleburg's expectations or predictions of future financial or business performance or conditions.  Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.  Forward-looking statements in this communication may include, but are not limited to, statements about project impacts of and financial results generated by the transaction.  Forward-looking statements speak only as of the date they are made and Access and Middleburg assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Access's and Middleburg's reports filed with the Securities and Exchange Commission ("SEC") and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: ability to obtain regulatory approvals and meet other closing conditions to the transaction; delays in closing the transaction; changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the transaction.  Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, may not reflect actual results and may not be relied upon.

Additional Information About the Proposed Transaction and Where to Find It.

Investors are urged to review carefully and consider all public filings by Access and Middleburg with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K.  The documents filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov.  The documents filed by Access with the SEC may also be obtained free of charge at Access's website at www.accessnationalbank.com or by requesting them in writing to Access National Corporation, 1800 Robert Fulton Drive, Suite 300, Reston, VA  20191, Attention: Investor Relations.  The documents filed by Middleburg with the SEC may also be obtained free of charge at Middleburg's website at www.middleburgbank.com or by requesting them in writing to Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia 20117, Attention: Investor Relations.

In connection with the proposed transaction, Access has filed a registration statement on Form S-4 with the SEC which includes a joint proxy statement of Access and Middleburg and a prospectus of Access.  A definitive joint proxy statement/prospectus was sent to the shareholders of each company seeking the required shareholder approvals.  Before making any investment decision, investors and security holders of Access and Middleburg are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they contain important information about the proposed transaction.  Free copies of these documents may be obtained as described above.

Access, Middleburg and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Access and Middleburg shareholders in connection with the proposed transaction.  Information about the directors and officers of each of Access and Middleburg and their ownership of Access and Middleburg common stock, respectively, is set forth in the definitive joint proxy statement/prospectus.

Contact:
Michael W. Clarke, President and CEO, Access 703-871-2100
Gary R. Shook, CEO and President, Middleburg 540-687-4801